UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2017

Commission File Number of issuing entity: 333-207361-06

Central Index Key Number of issuing entity: 0001716602

CSAIL 2017-CX9 Commercial Mortgage Trust

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-207361

Central Index Key Number of depositor: 0001654060

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001628601

Column Financial, Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001542256

Natixis Real Estate Capital LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001632269

Benefit Street Partners CRE Finance LLC

(Exact name of sponsor as specified in its charter)

Charles Y. Lee (212) 538-1807

(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York	Pending

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

c/o Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, MD	21045
(Address of Principal Executive Offices)	(Zip Code)

Telephone number, including area code:  (410) 884-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.04. Failure to Make a Required Distribution.

The Certificate Administrator made a distribution of $3,258,616.33 to the Certificateholders on the October 17, 2017 Distribution Date.  The Certificate Administrator became aware that it had underpaid five Classes of Certificates by $122,720.18 (attributable to such Classes issued in physical form).  The two holders of such Certificates held in physical form were paid on October 18, 2017.  The Depositor has been advised by the Certificate Administrator that it is taking steps to prevent any such delays in making any future required distributions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.

(Depositor)

/s/ Charles Y. Lee

Charles Y. Lee, President and CEO

Date: October 20, 2017